UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2012 (August 23, 2012)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway Atlanta, GA 30339
(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2012, we entered into a revolving credit loan modification agreement (the “Revolving Credit Loan Modification Agreement”), relating to the Fourth Amended and Restated Credit Agreement. The Revolving Credit Loan Modification Agreement, among other things, extends the maturity date of certain of the revolving credit loans and commitments under the Fourth Amended and Restated Credit Agreement to August 22, 2013.

In connection with the Revolving Credit Loan Modification Agreement, certain lenders holding revolving credit commitments under the Fourth Amended and Restated Credit Agreement, which were set to expire August 23, 2012, assigned such commitments to Travelport Finance Inc. (the “Travelport Revolving Lender”) pursuant to assignment and assumption agreements dated August 22, 2012. The only lender that extended its revolving credit loans and commitments pursuant to the Revolving Credit Loan Modification Agreement was the Travelport Revolving Lender.

In connection with such assignments, Travelport LLC, as borrower, and the Travelport Revolving Lender entered into a letter agreement with UBS AG, Stamford Branch, which is the administrative agent, the collateral agent, and the L/C issuer under the Fourth Amended and Restated Credit Agreement, and UBS Loan Finance LLC, which is the swing line lender under the Fourth Amended and Restated Credit Agreement. Pursuant to the letter agreement, among other things, for so long as the Travelport Revolving Lender holds any revolving credit commitments under the Fourth Amended and Restated Credit Agreement (i) Travelport LLC agreed to not request letters of credit under the revolving credit facility of the Fourth Amended and Restated Credit Agreement and swing line loans under the swingline facility of the Fourth Amended and Restated Credit Agreement, and (ii) the Travelport Revolving Lender agreed not to participate any of its rights and obligations under the Fourth Amended and Restated Credit Agreement without prior consent of UBS AG, Stamford Branch and UBS Loan Finance LLC.

Certain of the agents and lenders party to the Revolving Credit Loan Modification Agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Travelport and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Revolving Credit Loan Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Revolving Credit Loan Modification Agreement, dated as of August 23, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.À R.L., UBS AG, Stamford Branch, as administrative agent, collateral agent and L/C issuer, UBS Loan Finance LLC, as swing line lender, Travelport Finance Inc., as a lender, UBS Securities LLC, as the revolving credit loan modification offer arranger, and the other agents and persons party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President, Legal and Assistant Secretary

Date: August 29, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Revolving Credit Loan Modification Agreement, dated as of August 23, 2012, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.À R.L., UBS AG, Stamford Branch, as administrative agent, collateral agent and L/C issuer, UBS Loan Finance LLC, as swing line lender, Travelport Finance Inc., as a lender, UBS Securities LLC, as the revolving credit loan modification offer arranger, and the other agents and persons party thereto.